GLOBAL OPPORTUNITIES FUND

Class	A	C	Inst.
Ticker Symbol(s)	PGLAX	PGOCX	PGOIX
Principal Funds, Inc. Summary Prospectus June 15, 2018 as amended June 25, 2018 and September 17, 2018
On September 12, 2018, the Board of Directors of Principal Funds, Inc. (“PFI”) approved the forced conversion of this Fund's Class C shares into Class A shares. Effective November 30, 2018, Class C shares of the Fund will no longer be available for purchase by new investors. Following the close of business on January 11, 2019, Class C shares will automatically convert into Class A shares of the Fund on the basis of the share classes’ relative net asset values on such date without the imposition of a sales charge or any other charge. At such time, delete references to Class C shares of the Fund from this prospectus.
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.principalfunds.com/prospectuses. You can also get this information at no cost by calling 1-800-222-5852 or by sending an email request to prospectus@principalfunds.com.
This Summary prospectus incorporates by reference the Statutory Prospectus dated June 15, 2018, as supplemented on June 25, 2018, July 13, 2018, and September 17, 2018, and the Statement of Additional Information dated June 15, 2018, as supplemented on June 25, 2018, July 30, 2018, and September 17, 2018 (which may be obtained in the same manner as the Prospectus).

Objective:	The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 130 of the Fund’s prospectus, Appendix C to the prospectus titled "Intermediary-Specific Sales Charge Waivers and Reductions", and “Multiple Class Structure” beginning on page 4 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	C	Inst.
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV at the time Sales Load is paid, whichever is less)	1.00%	1.00%	None

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Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	Inst.
Management Fees	0.83%	0.83%	0.83%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	N/A
Other Expenses	0.90%	2.08%	0.02%
Total Annual Fund Operating Expenses	1.98%	3.91%	0.85%
Expense Reimbursement (1)	(0.48)%	(1.66)%	—%
Total Annual Fund Operating Expenses after Expense Reimbursement	1.50%	2.25%	0.85%

(1)
Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.50% for Class A, 2.25% for Class C and 0.85% for Institutional Class shares. It is expected that the expense limits will continue through the period ending December 30, 2019; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$694	$1,093	$1,517	$2,693
Class C	328	1,040	1,870	4,026
Institutional Class	87	271	471	1,049
With respect to Class C shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class C	$228	$1,040	$1,870	$4,026
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's annualized portfolio turnover rate was 117.1% of the average value of its portfolio.
Principal Investment Strategies
Under normal market circumstances, the Fund invests in equity securities of issuers located throughout the world, including the U.S., invests at least 30% of its net assets in foreign and emerging market securities, and holds investments tied economically to at least ten countries. The Fund has a flexible investment strategy and may invest in equity securities regardless of market capitalization (small, medium, or large) and style (growth or value). The Fund invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued. The Fund also invests in growth equity securities, an investment strategy that emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average. The Fund actively trades portfolio securities.

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Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Emerging Markets Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.
Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.

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Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

•	Small and Medium Market Capitalization Companies. Investments in small and medium sized companies may involve greater risk and price volatility than investments in larger, more mature companies.

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Value Stock Risk. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by a fund, or the events that appears would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock that appears to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.

Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Portfolio Turnover (Active Trading) Risk. High portfolio turnover (more than 100%) caused by actively trading portfolio securities may result in accelerating the realization of taxable gains and losses, lower fund performance and increased brokerage costs.
Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs, result in changes to expense ratios and increased expenses, and adversely affect underlying fund performance. Moreover, a fund of fund’s redemptions or reallocations among share classes of an underlying fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at www.principalfunds.com.

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Using the historical performance of the Fund's Institutional Class shares, adjusted as described below, the bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). These annual returns do not reflect sales charges on Class A shares; if they did, results would be lower. The table shows for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
Life of Fund returns are measured from the date the Fund's shares were first sold (December 28, 2012).
For periods prior to the inception date of Classes A and C shares (September 30, 2013), the performance shown in the bar chart for Class A shares and the table for Classes A and C shares is that of the Fund's Institutional Class shares, adjusted to reflect the respective fees and expenses of each class. These adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares, which were first sold December 28, 2012.
Total Returns as of December 31 (1)

Highest return for a quarter during the period of the bar chart above:	Q4 '13	9.11%
Lowest return for a quarter during the period of the bar chart above:	Q3 '15	(6.80)%
(1) The year-to-date return as of March 31, 2018 was (1.20)% for Class A shares.

Average Annual Total Returns
For the periods ended December 31, 2017	1 Year	5 Year	Life of Fund
Class A Return Before Taxes	14.91%	8.09%	8.22%
Class A Return After Taxes on Distributions	11.14%	6.49%	6.61%
Class A Return After Taxes on Distributions and Sale of Fund Shares	9.23%	5.82%	5.93%
Class C Return Before Taxes	19.69%	8.51%	8.62%
Institutional Class Return Before Taxes	22.31%	10.06%	10.18%
MSCI All Country World Index (ACWI) (reflects no deduction for fees, expenses, or taxes)	23.97%	10.80%	10.95%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.

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Management
Investment Advisor and Portfolio Managers:
Principal Global Investors, LLC

•	Christopher Ibach (since 2012), Portfolio Manager

•	Mustafa Sagun (since 2012), Chief Investment Officer & Portfolio Manager
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A and C	Initial Investment	$1,000(1)
A and C	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
A and C	Subsequent Investments	$100(1)(2)
Institutional	There are no minimum initial or subsequent investment requirements for eligible purchasers.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

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